NOTICE OF ANNUAL MEETING
                              TO BE HELD JUNE 18, 2002


                    To the shareholders of The O'Higgins Fund

NOTICE IS HEREBY GIVEN that the Annual Meeting of The O'Higgins Fund will be held at 1375 Anthony Wayne Drive, Wayne, Pennsylvania 19087 on June 18, 2002 at 7:30 PM for the following purposes.

1) To elect or reject six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

2) To ratify or reject the selection of Sanville & Company, Certified Public Accountants, as independent public accounts to audit and certify financial statements o the Fund for the fiscal year ending December 31, 2002.

3) To ratify or reject proposed revision of the O'Higgins "Beating the Dow - with Bonds" strategy by adding the ability to invest up to 20% of its assets outside this strategy but within the limits of the Fund's current Investment Restrictions in an attempt to be more responsive to changing world conditions.

4) To transact such other business as may properly come before the meeting or any general adjournments thereof.








               PLEASE FILL IN, SIGN & RETURN THE ENCLOSED PROXY IF
                YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON


                 PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED

                                                                 May 15 2002

Dear Shareholders:

The Federal Securities and Exchange Commission has adopted a ruling regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This ruling states that financial institutions such as your Fund must provide you with this notice of our privacy policies and practices on an annual basis. We are pleased to report that:


A. Information We Collect - Our application forms contain names, addresses, phone numbers, W-9 statyus and social security or tax ID numbers for regular accounts. Our IRA application forms also contain birth date and beneficiary information. Of course, we also keep record of all of your security transact-ions such as your account balances and transaction histories.


B. Our Disclosure Statement - We only disclose personal information about you either while you are a shareholder or if you have left the Fund as required by law. And, since we handle regular transactions internally, the number of employees that even see your information is limited. However, funds cannot be IRA trustees. We use Delaware Charter Guarantee & Trust Co. to provide this service which requires that we disclose our IRA shareholder name and address
list to it on an annual basis.    In this regard, we have forwarded a letter
requiring them to get permission from our IRA shareholders if they wish to use the information we supply other than that required by law.


You may call 1-800-548-1942 if there are any questions about our Regulation S-P status.



Respectfully submitted






Bernard B. Klawans
President

                                PROXY STATEMENT
                              THE O'HIGGINS FUND
                             1375 Anthony Wayne Dr.
                      Wayne, PA. 19087   Tel. 1-800-548-1942

Enclosed herewith is notice of an Annual Meeting of Shareholders of The O'Higgins Fund (the "Fund") and a proxy form solicited by the Board of Directors of the Fund. This proxy material was first mailed to shareholders on May 15, 2002.

The proxy may be revoked at any time before it is exercised either by mail notice to the Fund or through resubmittal at a later date. Please place your instructions on the enclosed one, then sign, date and return it. All costs of soliciting this proxy will be borne by your Fund. You may also vote in person at the meeting that would override all your previously filed proxies.
The Fund has one class of capital stock of the Fund, having equal voting rights. On May 10, 2002, the date of record, there were 336,979 shares outstanding, held by shareholders entitled to notice of and to vote at the meeting. In all mat-ters, each share has one vote.

A quorum must exist to hold an annual meeting. It requires that more than fifty percent of the outstanding shares be present or represented by proxy. Abstentions and broker accounts that do not vote are considered as being present with negative votes. Sixty-seven percent of the votes cast or 50% of the out-standing shares, whichever is less, will pass any proposal presented.


                          PROPOSAL #1:  ELECTION OF DIRECTORS

The six directors listed below have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All officers of the Fund are also presented in the fol-lowing table.

 Name, Address        Position  Term of Office   Principal   Number of   Other
    and Age            in the    &  Length of    Occupation  Funds in    Direct-
                        Fund     Time  Served       Past     Fund Com-   orships
                                                   5 Years   plex Over-  Held by
                                                             seen by    Director
      Interested Directors & Officers                        Director

*Bernard B. Klawans  President  Elected for One  President of     Two       None
1375 Anthony Wayne Dr   &       Year.   Served   O'Higgins &
Wayne PA             Director   Since Inception  Valley Forge
   81                           Jan, 30, 1998       Funds

*William A. Texter   Secretary  Elected for One     Retired       Two       None
551 Red Coat Lane        &       Year.  Served      Manager
Phoenixville PA       Director       Since        PECO Energy
   55                            Jan 30, 2001   Philadelphia PA

      Other Officers
*Sandra K. Texter    Treasurer  Elected for One   System Analyst  Two       None
551 Red Coat Lane                Year.  Served    Lockeed Martin
Phoenixville PA                      Since      Defense Contractor
   51                            Jan 30. 2001   King of Prussia PA

* Directors of the Fund who are "interested persons" as defined in the Invest-
ment Company Act of 1940.    Mr. Klawans is an "inerested person" by virtue of
his position as the Fund's Investment Adviser. William and Sandra Texter, who are man and wife, are "interested persons" because all officers of the Fund are considered to be so.

 Name, Address        Position  Term of Office   Principal   Number of   Other
    and Age            in the    &  Length of    Occupation  Funds in    Direct-
                        Fund     Time  Served       Past     Fund Com-   orships
                                                   5 Years   plex Over-  Held by
                                                             seen by    Director
        Independent Directors                                Director

Victor J. Belanger   Director  Elected for One  Chief Oper Off     Two      None
PO Box 96                       Year.  Served   Linearizer Tech
Princeton Junction NJ          Since Inception  Microwave Comm Eq
   60                            Jan 30, 1998   Robbinsville NJ

Dr. Gerd H. Dahl     Director   Elected for One  Retired Chemist   Two      None
679 Jefferson Road              Year.   Served   Elf Atochem N A
Bryn Mawr PA                   Since Inception   Petroleum Refiner
   71                           Jan 30, 1998     Philadelphia PA

Dr. James P. King    Director   Elected for One  President         Two      None
904 Breezewood La                Year.   Served  Desilube Tech
Lansdale PA                     Since Inception  High Temp Lubricants
   70                            Jan. 30, 1998   Lansdale PA

Donald A. Peterson   Director   Elected for One  Retired Prog Mgr  Two      None
3741 Worthington Rd             Year.   Served   Lockeed Martin
Collegeville PA                 Since Inception  Defense Contractor
   61                            Jan 30, 1998    King of Prussia PA

Shareholders have one vote for each share they own for each of six directors of their choice. All proxies returned to the Fund, except those specifically mark-ed to withhold authority will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present will elect each director. All nomi-nees stood for election last year and were overwhelmingly reelected.


                          BOARD MEETINGS AND DIRECTOR DUTIES

Meetings: There were six Board of Directors meetings in 2001. Dr. Dahl attended four and Messrs. Belanger and Peterson attended five. The remaining three directors attended all six.

Director Duties: The Board of Directors select the officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent Directors is required, pass on the Funds auditor on a yearly basis and monitor Fund activties to insure to the best of their collective abilities that the Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, the Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.


                     FUND HOLDINGS OF THE OFFICERS AND DIRECTORS

       Name          Dollar Range of Equity     Aggregate Dollar Range of Equity
                     Securities in the Fund        Securities in All Registere
                                                Investment Companies Overseen
                                                  by Director in Family of
                                                     Investment Companies
Bernard B. Klawans       over $100,000                  over $100,000
Sandra K. Texter             none                       over $100,000
William A. Texter        $1 to $10,000               $10,001 to $50,000
Victor J. Belanger    $10,001 to $50,000             $50,001 to $100,000
DrGerd H. Dahl           $1 to $10,000               $10,001 to $50,000
Dr. James P. King        $1 to $10,000               $10,001 to $50,000
Donald A. Peterson       $1 to $10,000                  over $100,000
                                      - 4 -


                    RENUMERATION OF DIRECTORS AND OFFICERS

The Fund pays $49.50 a month to Mr. Texter to cover his miscellaneous expenses associated with services rendered as an officer of the Fund. In addition, all directors except Mr. Texter & Mr. Klawans are paid $99 for expenses associated with each Directors meeting they attend. The actual payments in the year 2001 were:
                                  O'Higgins Fund             Family of Funds
        Name                       Compensation         O'Higgins & Valley Forge
                                     in 2001              Compensation in 2001

Bernard B. Klawans                     none*                     none*
William A. Texter                    $   594                   $ 1,188
Victor J. Belanger                   $   495                   $   990
Dr, Gerd H. Dahl                     $   594                   $ 1,188
Dr. James P. King                    $   594                   $ 1,188
Donald A. Peterson                   $   495                   $   990

   * Mr. Klawans serves the Fund in many capacities but only receives compensa-tion in the form of the Advisory Fee for invcestment advice paid to the Management Company that he owns.

   Footnote: Mr. Klawans received $2,000 and Mrs. Texter received $1,000 in rental fees for lease of their computer equipment to the Family of Funds.


                                 BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders at the most favorable price. Where consistent with best price and execution and in light of its limited resources, the Fund will deal with primary market makers in placing over-the-counter portfolio orders. The Fund places all orders for purchase and sale of its securities through its president who is answerable to the Board of Direct-ors. The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may include economic or industry studies, security analysis & reports, sales literature and statisti-cal services furnished either directly to the Fund or to the Adviser. No effort is made in any given circumstance to determine the value of these services or the amount they might have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these materials and services. In its most recently completed year, 2001, the Fund paid $0 in brokerage commissions. Brokerage commissions were $50 in 2000 and $0 in 1999 largely because all US zero Coupon Bonds were purchased flat. The Board of Directors evaluates and reviews annually the reasonableness of broker-age commissions paid.


          PROPOSAL #2: RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors recommends, subject to shareholder approval, Sanville & Company, Certified Public Accountants ("S&C") to audit and certify financial statements of the Fund for the year 2002 since they performed our 2001 audit in an exemplary fashion at competitive prices.

Audit Fees: The annual audit fee
charged for the 2001 audit by Sanville & Co. was $4,000. The fee for the year 2002 is expected to be the same. This fee includes charges for the certified audit along with checking the Funds securities three times a year as required since the Fund acts as self custodian and reporting its findings to the Securi-ties and Exchange Commission and the Fund's Board of Directors.
                                      - 5 -


All Other Fees: None

Financial Information System Design and Implementation Fees: None

The Board of Directors has adopted procedures to pre-approve the types of pro-fessional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of S&C. Neither S&C nor any of its partners have any direct or material indirect financial nterest in the Fund and will provide no non-auditing services. A representative of Sanville & Co. will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the Secretary of the Fund.


   PROPOSAL #3:  REVISION OF THE FUNDS INVESTMENT STRATEGIES

The O'Higgins Fund was established to follow investment strategies presented in Mr. O'Higgins second book, "Beating the Dow - With Bonds" (Harper Collins 1999). These strategies result in almost 100% investments either in 20 of the lowest dollar priced securities of the 100 highest yielding stocks in the S&P Indust-rial Index or short-term US Treasury Notes or long-term US Zero Coupon Bonds. Strict adherence to these strategies has produced positive results on average since inception in early 1998.

However conditions in the financial markets have changed and Mr. O'Higgins be-lieves that the Fund could benefit from the ability to deviate slightly from the current strategy by investing in securities that are:

a: Principally involved in mining gold.
b: Stocks traded in the United States operated by foreign nationals throughout the world including emerging countries.
c: Index options that move inversely with the major US stock indicies.

These securities while not eligible for purchase under the "Beating the Dow" strategy do fall well within the limits of the Fund's Investment Restrictions as stated in its Statement of Additional Information. They also are intended to compliment the Fund's overall investment objective of capital appreciation.

Your Board of Directors desire shareholder approval for allowing your Fund to be able to invest up to 20% of its assets at the time of purchase to seek capital gains through the purchase of securities such as those mentioned in the above paragraph when they are expected to perform well in the market environment that Mr. O'Higgins foresees.

Gold securities will increase risk because they are affected by rates of infla-tion and actions of entities that hold, purchase and sell large quantities of the metal. Foreign company securities carry additional risk because they are subject to social and/or political issues unique to the nation of residence along with changing foreign currency exchange rates and inadequate or incorrect available financial information. Options that move inversely with the major US stock indicies may be chosen at the wrong times or may actually move with the major ones. This proposed modified policy will also be accompanied by higher volatility and increase risk because management may misjudge or miss-time future
world conditions.   The Investment Adviser, Mr. Klawans, has examined the
effects expected and agrees with Mr. O'Higins suggestions. The Board of Direct-ors has considered the risk involved, the combined 55 years investment practice
of Messrs O'Higgins and Klawans and the actual recommendations.   They urge you
to vote for the modification.




                                      - 6 -


                             SHAREHOLDER PROPOSALS

Your Fund tentatively expects to hold its next annual meeting in August 2003. Shareholder proposals may be presented at that meeting provided they are re-ceived by the Fund not later than January 4, 2003 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 that set forth certain requirements.


                                OTHER MATTERS

The Board of Directors knows of no matters to be presented at the meeting other
than those mentioned above.   Should other business come before the meeting,
proxies will be voted in accordance with the view of the Board of Directors.


















































                                      - 7 -


                   PROXY- SOLICITED BY THE BOARD OF DIRECTORS
              THE O'HIGGINS FUND ANNUALMEETING OF SHAREHOLDERS JUNE 18, 2002


The annual meeting of The O'HIGGINS FUND will be held June 18, 2002 at 1375 Anthony Wayne Dr., Wayne, PA. at 7:30 P.M. The undersigned hereby appoints Bernard B. Klawans and or William A. Texter as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personal-ly present, upon the matters specified below.

  SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.
1. Election of Directors
          ___
         l___l     FOR all nominees except as marked to the contrary below.
          ___
         l___l     WITHHOLD AUTHORITY to vote for all nominees.

    Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.
        Bernard B  Klawans          William A. Texter         Victor J Belanger
        Dr. Gerd H. Dahl            Dr. James P King          Donald A. Peterson

2. Proposal to ratify or reject the selection of Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2002.
          ___                  ___                    ___
         l___l   FOR          l___l   AGAINST        l___l   ABSTAIN

3. Proposal to ratify or reject revision of the O'Higgins "Beating the Dow - with Bonds" strategy by adding the ability to invest up to 20 percent of its assets outside this strategy but within the limits of the Funds current Invest-ment Restrictions in an attempt to be more responsive to changing world condi-tions.

                   ___                         ___
                  l___l   FOR                 l___l   AGAINST

4. To transact such other business as may properly come before the meeting or any general adjournments thereof.

Please mark, date, sign & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.

Dated ___________________, 2002
                                                     _________________________
                                                      Shareholder's Signature





You should review your address and note corrections below.




                                                     _________________________
                                                      Shareholder's Signature